                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                January 21, 1999



                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
             (Exact name of registrant as specified in its charter)

Islands of Bermuda         0-25456                        13-3795510
(State or other            (Commission                 (IRS Employer
jurisdiction of            File Number)               Identification
incorporation)                                                Number

              Cedar House, 41 Cedar Avenue, Hamilton, Bermuda HM 12
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (441) 295-2244



                                GLOBALSTAR, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                     333-25461                    13-3759824
(State or other            (Commission                 (IRS Employer
jurisdiction of            File Number)               Identification
incorporation)                                                Number

                  3200 Zanker Road, San Jose, California 95134
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (408) 933-4000
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Item 5. Other Events.

         On January 21, 1999, Globalstar Telecommunications Limited ("GTL"), a general partner of Globalstar, L.P. ("Globalstar"), announced that it had entered into an agreement to sell $350 million of 8% Convertible Redeemable Preferred Stock due 2011 in an offering exempt from registration. Loral Space & Communications Ltd., which owns, directly or indirectly, approximately 42% of Globalstar on a fully-diluted basis, will maintain its approximate ownership percentage by purchasing $150 million of the shares of Preferred Stock offered.

         GTL will apply the net proceeds of the offering to purchase Convertible Redeemable Preferred Partnership Interests in Globalstar. Globalstar, in turn, will apply the proceeds from the sale of the Convertible Preferred Partnership Interests towards the continued construction and deployment of its worldwide, low-earth orbit satellite-based digital telecommunications system.

         The press release of GTL dated January 21, 1999, a copy of which is attached hereto as Exhibit 99.1, is hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

Exhibit 99.1 Press Release of Globalstar Telecommunications Limited dated January 21, 1999

                                      -2-
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GLOBALSTAR TELECOMMUNICATIONS
                                             LIMITED
                                              (Registrant)


Date: January 22, 1999                      By: /s/ Eric J. Zahler
                                               --------------------------------
                                               Eric J. Zahler
                                               Vice President

                                            GLOBALSTAR, L.P.
                                            -----------------------------------
                                              (Registrant)

                                            By: Loral/QUALCOMM Satellite
                                                     Services, L.P.,
                                                     its General Partner

                                            By: Loral/QUALCOMM
                                                     Partnership, L.P.,
                                                     its General Partner

                                            By: Loral General Partner, Inc.
                                                     its General Partner

Date: January 22, 1999                      By: /s/ Eric J. Zahler
                                               --------------------------------
                                               Eric J. Zahler
                                               Vice President

                                      -3-
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                                  EXHIBIT INDEX


Exhibit                    Description

Exhibit 99.1 Press Release of Globalstar Telecommunications Limited dated January 21, 1999